                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934.

         Filed by the Registrant:                           [X]
         Filed by a Party other than the Registrant:        [ ]
         CHECK THE APPROPRIATE BOX:
         [ ]     Preliminary Proxy Statement
         [ ]     Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
         [X]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL ABSORBENTS INC.
                                1569 DEMPSEY ROAD
            NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7K 1S8 (Exact
            --------------------------------------------------------
                 name of Registrant as specified in its charter)
                                 NOT APPLICABLE
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                            BRITISH COLUMBIA, CANADA
                            ------------------------
                 (Jurisdiction of Incorporation or Organization)

         PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
         [X]     No Fee Required
         [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                 and 0-11.
                 1. Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------
                 2. Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------
                 3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
                 4. Proposed maximum aggregate value transaction:

                 ---------------------------------------------------------------
                 5. Total fee paid:

                 ---------------------------------------------------------------
         [ ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
                 1. Amount previously paid:

                 ---------------------------------------------------------------
                 2. Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
                 3. Filing Party:

                 ---------------------------------------------------------------
                 4. Date Filed:

                 ---------------------------------------------------------------

                          INTERNATIONAL ABSORBENTS INC.
                               1569 DEMPSEY ROAD,
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7K 1S8


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 1999


NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the shareholders of International Absorbents Inc. (the "Company"), a corporation incorporated under the laws of British Columbia, Canada, will be held at Campney & Murphy, Main Boardroom, 2100 - 1111 West Georgia Street, Vancouver, British Columbia, Canada on Friday, June 29, 1999 at 10:00 a.m.
(Pacific time) for the following purposes:


1. To appoint PricewaterhouseCoopers, Chartered Accountants, as the Company's independent public auditor for the fiscal year ending January 31, 2000.


2. To elect the following persons as Directors of the Company for a term of two years:


               Stephen H. Silbernagel
               John J. Sutherland


3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


The Board of Directors has fixed the close of business on May 21, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,   BY ORDER OF THE BOARD OF DIRECTORS
the 26 day of May, 1999.





                                        /s/ Gordon L. Ellis
                                        ----------------------------------------
                                        Gordon L. Ellis, Chairman

                          INTERNATIONAL ABSORBENTS INC.
                               1569 Dempsey Road,
                        North Vancouver, British Columbia
                                 Canada V7K 1S8
                                WWW.ABSORBENT.COM


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 1999


================================================================================


                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY"), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 29, 1999 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. This Proxy Statement, and the accompanying Notice and Form of Proxy are being mailed to shareholders of the Company entitled to vote at the Meeting on or about May 26, 1999. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on April 27, 1999.

                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

        (a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

        (b)     BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual General Meeting.

                                  VOTING SHARES

As at May 21, 1999, 19,618,052 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is May 21, 1999. The closing price of the Company's Common Shares on the OTC Bulletin Board on May 21, 1999 was
(US) $0.30.

                              FINANCIAL STATEMENTS

The Company's 1999 Annual Report, which contains the consolidated financial statements for the Company's fiscal year ended January 31, 1999 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

                                     AUDITOR

APPOINTMENT OF AUDITOR (ITEM 1 OF FORM OF PROXY)

The Board of Directors of the Company recommends PricewaterhouseCoopers, Chartered Accountants, for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended January 31, 2000. PricewaterhouseCoopers has acted as the Company's auditor since fiscal 1985 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as at April 30; 1999, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held, with sole voting and dispositive power.

-------------------------------------------------------------------------------------------------------------
                                                                                                PERCENTAGE OF
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER                  AMOUNT OWNED                  CLASS
-------------------------------------------------------------------------------------------------------------

Common          Gordon L. Ellis                                      1,788,250(1)(2)(3)(4)(5)        8.44%
                North Vancouver, British Columbia, Canada

Common          Stephen H. Silbernagel                                 823,500(7)(8)                3.17%
                Vancouver, British Columbia, Canada

Common          John J. Sutherland                                      60,021(9)                   0.28%
                West Vancouver, British Columbia, Canada

-------------------------------------------------------------------------------------------------------------
                                                                                                PERCENTAGE OF
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER                  AMOUNT OWNED                  CLASS
-------------------------------------------------------------------------------------------------------------
Common          Douglas E. Ellis                                       256,500(10)(11)              1.21%
                White Rock, British Columbia, Canada

Common          Shawn M. Dooley                                        402,212(12)(13)              1.90%
                Bellingham, WA 98226

Common          Directors and Executive Officers                     3,423,983(14)                 15.45%
                as a Group (5 Persons)
-------------------------------------------------------------------------------------------------------------

(1) Includes 258,250 common shares underlying incentive stock options granted to Mr. Ellis.
(2) Includes 200,000 common shares and 100,000 underlying common share purchase warrants held by Mr. Ellis' spouse. Mr. Ellis disclaims beneficial ownership of, and voting or dispositive powers over these shares.
(3) Includes 40,000 common shares and 20,000 underlying common share purchase warrants held by Stelyconi Enterprises Ltd.. Mr. Ellis controls voting and dispositive powers.
(4) Includes 200,000 common shares and 100,000 underlying share purchase warrants held by Gordann Consultants Ltd.. Mr. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. Ellis controls voting and dispositive powers.
(5) Includes 200,000 common shares and 100,000 underlying common share purchase warrants held by ABE Industries (1980) Inc. Mr. Ellis controls voting and dispositive powers.
(6) Includes 380,000 common shares and 190,000 common share underlying share purchase warrants granted to Mr. Ellis.
(7) Includes 60,000 common shares underlying incentive stock options granted to Mr. Silbernagel.
(8) Includes 250,000 common shares underlying share purchase warrants granted to Mr. Silbernagel.
(9) Includes 60,000 common shares underlying incentive stock options granted to Mr. Sutherland.
(10) Includes 100,000 common shares underlying incentive stock options granted to Mr. Ellis.
(11) Includes 100,000 common share underlying share purchase warrants granted to Mr. Ellis
(12) Includes 75,000 common shares underlying incentive stock options granted to Mr. Dooley
(13) Includes 88,237 common shares underlying share purchase warrants held by Mr. Dooley
(14) Includes 93,500 common shares underlying incentive stock options granted to Mr. Thompson

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The officers, Directors and greater than 10% beneficial owners became subject to
Section 16 on February 1, 1993 at which time the Company was no longer deemed a "foreign private issuer" as such term is defined in Rule 3b-4 of the Securities Exchange Act of 1934. Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that, during the period from February 1, 1995 to the date of this Proxy Statement, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS (ITEM 2 OF FORM OF PROXY)

The Articles of the Company provide for a Board of Directors consisting of not fewer than three (3) members. The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at five (5). In addition, the Articles of the Company provide for division of the Board of Directors into two (2) classes, whereby the term of office for each class of Directors alternately expires upon the second succeeding general meeting. At the present time, Class I has three
(3) Directors with expiring terms in 2000 and Class II has two (2) Directors with expiring terms in 1999.

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Form of Proxy "FOR" the election of the following nominee for the office of Director of the Company, to serve as Class II Directors for a term of two years, or until their successor is duly elected or appointed, unless their office is earlier vacated in accordance with the Articles of the Company or they become disqualified to act as a Director. The nominees are presently Directors and will have their term of office as a Director expire at the Meeting.

----------------------------------------------------------------------------------------------------
                                                      PRESENT POSITION  SERVED AS      DATE TERM AS
CLASS        DIRECTOR                           AGE    WITH COMPANY     DIRECTOR       DIRECTOR TO
                                                                        SINCE          EXPIRE
----------------------------------------------------------------------------------------------------
    II       Stephen H. Silbernagel              52   Director              1988             1999

    II       John J. Sutherland                  49   Director              1988             1999
----------------------------------------------------------------------------------------------------

Although the Company does not contemplate that the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

The following information is provided in respect to Class I Directors of the Company who will continue to serve as Directors until the expiration of their terms on the dates indicated:

---------------------------------------------------------------------------------- -----------------
                                                      PRESENT POSITION  SERVED AS      DATE TERM AS
CLASS        NOMINEE                            AGE    WITH COMPANY     DIRECTOR       DIRECTOR TO
                                                                        SINCE          EXPIRE
----------------------------------------------------------------------------------------------------
     I       Gordon L. Ellis                     52   Director,             1985             2000
                                                      Chairman,
                                                      President & CEO
----------------------------------------------------------------------------------------------------
     I       Douglas E. Ellis                    47   Director,             1998             2000
                                                      Secretary,
                                                      President of
                                                      Absorption Corp

     I       Shawn M. Dooley                     39   Director, VP          1998             2000
                                                      Marketing
----------------------------------------------------------------------------------------------------

The brother of Gordon Ellis, Douglas Ellis, is the President of Absorption Corp. ("Absorption"), the Company's U.S. operating subsidiary. No other family relationship exists between any Director, Executive Officer, or significant employee.

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company. Messrs. Gordon Ellis, Silbernagel, Sutherland and Douglas Ellis are citizens of Canada and Mr. Dooley is an American citizen.

Gordon L. Ellis has been Chairman of the Company since July 1988, President and CEO since November 1996, and a Director of the Company since July 1985. Mr. Ellis is also a Director of Absorption, and is Chairman and a Director of Polymer Solutions, Inc. ("PSI"), a publicly-held company listed on the Vancouver Stock Exchange, which operates a plant in Chico, California, using advanced polymer technology to develop and provide environmentally safe, non-toxic, industrial wood coating and adhesive products. Mr. Ellis is a Director of eXcape.Net Inc. a private company engaged in the development and operation of a computer network to provide EDI and electronic financial services in Asia. Mr. Ellis is a Director, President and CEO of Total Absorb Inc. ("TAI"), the Company's Canadian marketing and distribution subsidiary which markets and distributes pet litter.

Stephen H. Silbernagel has been a Director of the Company since June 1988. Mr. Silbernagel is a lawyer, practising in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a Director of PSI.

John J. Sutherland has been a Director of the Company since August 1988. Mr. Sutherland is a Certified General Accountant and is President and CEO of ASC Avcan Systems Corporation ("ASC"). Prior to joining ASC in January 1997, Mr. Sutherland was Vice-President Finance of Arequipa Resources Ltd., and a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a Director of PSI. Mr. Sutherland is a Director of JCI Technologies Inc., a publicly-held company listed on the Alberta Stock Exchange and was Vice-President of Finance of Zen International Resources Ltd. from January 1996 to January 1997.

Douglas E. Ellis has been a Director of the Company since July 1998. Effective March 1999, Mr. Ellis became President of Absorption and he has been with Absorption for 13 years. Prior to joining and helping to build Absorption's Bellingham facility, Mr. Ellis spent many years in the heavy construction industry as a project engineer for pulp & paper mills and related projects.

Shawn M. Dooley has been a Director of the Company since July 1998. Mr. Dooley is Vice-President, Marketing for Absorption and has been associated with Absorption for the past seven years. Previous to joining the Company, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.

The Executive Officers of the Company, (including positions held with subsidiaries Absorption and TAI), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

------------------------------------------------------------------------------------------------
                                    OFFICE HELD
NAME                      AGE          SINCE       OFFICE HELD WITH COMPANY OR SUBSIDIARY
------------------------------------------------------------------------------------------------
Gordon L. Ellis             52          1988       Chairman
                                                   President and CEO (since November, 1996)
                                                   Chairman and Director of Absorption
                                                   President and CEO of TAI
                                                   See "Election of Directors"

Douglas E. Ellis            47          1999       President of Absorption
                                        1998       Director
                                        1998       Secretary
                                        1997       Secretary of Absorption

Shawn M. Dooley             39          1998       Director
                                        1998       VP Marketing

David Thompson              38          1998       CFO
------------------------------------------------------------------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The aggregate cash payments made to the Company's Executive Officers and their management companies by the Company and its subsidiaries during the financial year ended January 31, 1999 was (US) $355,629 as reimbursement for office rent and supporting services, and management services provided to the Company during the current year and prior years. Please see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's CEO and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiaries.

U.S. DOLLARS
---------------------------------------------------------------------------------------------------------------------------------

                                                              ANNUAL COMPENSATION     LONG TERM COMPENSATION
                                                 --------------------------------------------------------------------

                                                                                AWARDS                    PAYOUTS
                                                                             ----------------------------------------

                                                                                            RESTRICTED
                                                                     OTHER      SECURITIES  SHARES OR                  ALL
NAME AND                           FISCAL                            ANNUAL     UNDER       RESTRICTED                 OTHER
POSITION                           YEAR                              COMPEN-    OPTIONS     SHARE         LTIP         COMPEN-
OF PRINCIPAL                       ENDING    SALARY ($)    BONUS     SATION     GRANTED     UNITS         PAY-OUTS     SATION
---------------------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis                    1999      44,800        Nil       1,376        83,500       Nil        N/A          Nil
Chairman, President and CEO(1)     1998      43,820        Nil       1,465      Nil            Nil        N/A          Nil
                                   1997       7,342        Nil         269      216,599(2)     Nil        N/A          Nil

Douglas E. Ellis                   1998      83,268        Nil       8,526      200,000(4)     Nil        N/A          Nil
President of Subsidiary(3)         1997      57,544        Nil       1,434      Nil            Nil        N/A          Nil
                                   1996      55,771        Nil       Nil        100,000(2)     Nil        N/A          Nil

Shawn M. Dooley                    1998      49,084        Nil       40,725     125,000        Nil        N/A          Nil
Vice President, Marketing(5)       1997      30,727        Nil       31,850     Nil            Nil        N/A          Nil
                                   1996      N/A           N/A       N/A        N/A            N/A        N/A          N/A

Geoffrey C. Lawrence               1998       23,692       Nil       Nil        Nil            Nil        N/A          Nil
Former Officer and Director of     1997      111,569       Nil       Nil        Nil            Nil        N/A          Nil
Subsidiary(6)                      1996       36,615       Nil       6,605      110,000(7)     Nil        N/A          Nil
---------------------------------------------------------------------------------------------------------------------------------

(1) Gordon Ellis has been the President and Chief Executive Officer of the Company since November 1996.
(2) Pursuant to the approval from shareholders at the July 1998 Annual General Meeting amendments were implemented to reprice existing stock options granted, to an exercise price of $0.20 per Common Share.
(3)     Douglas Ellis was appointed President of Absorption Corp. in March 1999.
(4)     Includes 100,000 warrants granted to Mr. Ellis in January 1998.
(5)     Mr. Dooley was appointed Vice President, Marketing in July 1998.
(6) Mr. Lawrence resigned as President and Chief Executive officer of Absorption Corp. in March 1998.
(7) Includes 110,000 warrants granted to Mr. Lawrence to expire in December, 1999.


OPTION GRANTS

The Company has never granted stock appreciation rights ("SAR's") and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended January 31, 1999, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (US) $679,715 with an assumed 5% annual rate of stock appreciation, and (b) (US) $1,427,349 with an assumed 10% annual rate of stock appreciation.

U.S. DOLLARS
--------------------------------------------------------------------------------------------------------

                                                                         MARKET
                                                                        VALUE OF
                                                                       SECURITIES
                                                          % OF TOTAL   UNDERLYING
                                    SECURITIES  EXERCISE    OPTIONS    OPTIONS ON
                                      UNDER     OR BASE    GRANTED TO   THE DATE
                                     OPTIONS     PRICE      EMPLOYEES   OF GRANT
                     DATE OF         GRANTED      ($/       IN FISCAL  ($/SECURITY)
NAME                   GRANT            (#)     SECURITY)     YEAR          (1)       EXPIRATION DATE
--------------------------------------------------------------------------------------------------------
Gordon L. Ellis      Oct 1, 1998       83,500      $0.20        12%        $14,195    Oct 1, 2001


Douglas E. Ellis     Oct 1, 1998      100,000     $0.20        14%        $17,000    Oct 1, 2001


Shawn M. Dooley      Oct 1, 1998      125,000     $0.20        17%        $21,250    Oct 1, 2001

Geoffrey C.          N/A                Nil        N/A         N/A          N/A      N/A
Lawrence
--------------------------------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table sets forth information concerning the exercise of options during the fiscal year ended January 31, 1999, and the value at January 31, 1999 of unexercised "in-the-money" options held by each of the executive officers named in the Summary Compensation Table. Once vested, all options are exercisable, in whole or in part, at any time until date of expiration.

U.S. DOLLARS
----------------------------------------------------------------------------------------------------------

                                                                        AT JANUARY 31, 1999
                                                          ------------------------------------------------

                             NUMBER OF       AGGREGATE                           VALUE OF EXERCISABLE/
                              SHARES           VALUE      NUMBER EXERCISABLE/         UNEXERCISABLE
NAME                        ACQUIRED ON      REALIZED        UNEXERCISABLE        IN-THE-MONEY OPTIONS
                            EXERCISE(#)       ($) (1)           OPTIONS                  ($)(2)
----------------------------------------------------------------------------------------------------------
Gordon L. Ellis                  -               -          216,500 / 83,500          4,330 / 1,670

Douglas E. Ellis                 -               -         200,000 / 100,000(3)       2,000 / 2,000

Shawn M. Dooley                                             75,000 / 125,000          1,500 / 2,500

Geoffrey C. Lawrence             -               -           110,000/Nil(4)             Nil / Nil

ALL DIRECTORS AND                -               -         608,500 / 461,500         10,170 / 9,230
EXECUTIVE OFFICERS AS A
GROUP (TOTAL 6)
----------------------------------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing market price of the Company's shares.
(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Company's shares as at January 31, 1999 (i.e. fiscal year end) was (US) $0.22.
(3) The number of unexercised options amount includes 100,000 warrants granted to Mr. Ellis in January 1998.
(4) Includes 110,000 warrants granted to Mr. Lawrence in December, 1996 to expire December 31, 1999

At the 1998 Annual General Meeting an affirmative vote of the majority of shareholders approved amendments to the 1993 Equity Incentive Stock Option Plan. The Board of Directors of the Company also approved amendments to the Company's 1993 Stock Plan U.S. Participants. The amendments entailed the repricing of options granted from exercise prices ranging from (US) $0.50 to (US) $1.69 per Common Share to an exercise price of (US) $0.20 per Common Share on existing stock options.

At January 31, 1999, stock options to purchase a total of 1,427,836 Common Shares at exercise prices ranging from (US).$0.20 to (US) $0.91, with expiry dates from August 13, 1999 to October 1, 2001 were outstanding. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 966,336 Common Shares are eligible for exercise at January 31, 1999.

EMPLOYMENT AGREEMENTS

Pursuant to a verbal agreement, the Company entered into a management services agreement with Current Systems, a company controlled by Douglas E. Ellis, for the services of Douglas E. Ellis. Effective March 31, 1998, Current Systems receives (US) $7,083 for management services and (US) $650 in recoverable expenses per month.

On October 1, 1998, the Company entered into an employment agreement with Gordon
L. Ellis, serving as Chairman and President of the Company. The Company pays US$4,000 per month for management services and Mr Ellis is permitted to participate in the Company's Benefit Plan and Stock Option Plan. The management agreement is terminable immediately upon notice by either party.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Other than routine indebtedness, none of the Directors, Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Effective February 1, 1995, the Company and its two subsidiaries rent their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. ("ABE"), a company controlled by Gordon L. Ellis, for a total monthly fee of (US) $500 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended January 31, 1999 ABE was paid (US) $46,425 for office rent and related services, plus reimbursement of accounting, investor relations and secretarial services. As of January 31, 1999, no monies were owed to ABE for office services.

In March 1998 the Company entered into subscription agreements for employee stock purchases to eliminate the debt related to the convertible debentures outstanding at that time. Management participated in the private placement and were issued shares of the Company.

In March 1998 the Company purchased the outstanding Escrow Shares from Gordon L. Ellis. Subject to an Escrow Agreement in August 1988, 560,000 common shares were issued to acquire the remaining shareholdings in Absorption and Canadian Absorption Corp. to be released upon an earn-out provision based on the cumulative cash flow from operations. The outstanding Escrow Shares were purchased for (US) $50,000 and the proceeds were reinvested through the employee stock purchase. Mr Ellis purchased 588,235 common shares at $0.085 per unit, with each unit consisting of one common share and one common share purchase warrant to purchase 294,117 common shares at US$0.25 per share.

The Company has entered into a management services agreement with Gordon L. Ellis (President & C.E.O. of the Company) and Current Systems for the services of Douglas E. Ellis (President and Secretary of Absorption. Please see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" for description of the remuneration paid or payable under these agreements.

The Company has granted stock options and warrants to certain of its Directors and Executive Officers. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

                                SPECIAL BUSINESS

The Board of Directors of the Company resolve that no special business is being solicited at this time, other than what may come before the Board at the Annual General Meeting.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but is such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgment, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in June of 2000 must be received by the Company no later than January 31, 2000, in order to be considered for inclusion.

                                  ANNUAL REPORT

The Annual Report for the Fiscal Year ended January 31, 1999 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company's Annual Report on Form 10-KSB (without exhibits) will be provided upon written request to the Secretary, c/o the Company's address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Gordon L. Ellis
                                        ----------------------------------------
                                        Gordon L. Ellis, Chairman

                          INTERNATIONAL ABSORBENTS INC.
                                1569 DEMPSEY ROAD
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7K 1S8

                                  FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY") FOR THE ANNUAL AND SPECIAL
        MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD JUNE 29, 1999.

================================================================================

The undersigned, a registered shareholder of the Company, hereby appoints GORDON LLOYD ELLIS, an Executive Officer of the Company, or instead of him ________ as proxyholder, with full powers of substitution and appointment, to attend and vote on behalf of the undersigned at the Meeting of shareholders of the Company to be held on June 29, 1999, and at any adjournment thereof. The undersigned hereby revokes any Form of Proxy heretofore given with respect to the Meeting or any adjournment thereof.

The proxyholder is hereby directed to vote as follows:

1. To appoint PricewaterhouseCoopers (formerly Price Waterhouse), Chartered Accountants, as the Company's independent public auditor for the fiscal year ending January 31, 2000.

               FOR    ( )               WITHHOLD      ( )

2. To elect the following persons as Directors of the Company for a term of two years:

         NAME                        CLASS
         -----------------------------------------------------------------------------
         Stephen H. Silbernagel         II       FOR    ( )      WITHHOLD       ( )

         John J. Sutherland             II       FOR    ( )      WITHHOLD       ( )

======================================================================================

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER.

WHERE THE UNDERSIGNED HAS NOT SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE FOREGOING MATTERS, THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO SUCH MATTER(S) UPON THE ABOVE-NAMED PROXYHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOUR OF THOSE ITEMS.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.


THE UNDERSIGNED HEREBY
ACKNOWLEDGES RECEIPT OF THE NOTICE Signature: _____________________________ OF ANNUAL MEETING, THE PROXY
STATEMENT AND THE COMPANY'S ANNUAL           Name: _____________________________
REPORT FOR THE FISCAL YEAR ENDED                   (Please Print)
JANUARY 31, 1999                          Address: _____________________________

                                                   _____________________________

                                  Number of shares _____________________________

                                  Dated this ____  day of ________________, 1999

================================================================================

NOTES TO FORM OF PROXY:
1. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE MEETING OF SHAREHOLDERS OTHER THAN MANAGEMENT NOMINEES. If you desire to designate as a proxyholder a person other than Mr. Ellis, the management nominee, you should either strike out his name and insert in the space provided the name of the person you desire to designate as proxyholder or complete another proper form of proxy.

2. A proxy, to be valid, must be dated and signed by the member or by his attorney authorized in writing or, where the member is a corporation, under its corporate seal or by duly authorized and appointed officer, attorney or representative of the corporation. Please sign exactly as your name appears on the proxy. If the proxy is executed by an attorney for an individual shareholder or by an officer, attorney or representative or a corporate shareholder, the instrument so empowering the officer, attorney or representative as the case may be, or a notarial copy thereof, must accompany the proxy instrument. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

3. A proxy, to be effective, must be deposited at the office of the Transfer Agent, Pacific Corporate Trust Company, Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following the adjournment thereof.

                      SUPPLEMENTAL MAILING LIST RETURN CARD


                              (National Policy 41)


NOTICE TO SHAREHOLDERS OF INTERNATIONAL ABSORBENTS INC.


On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 - Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.

Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

=======================================================
TO:     INTERNATIONAL ABSORBENTS INC. (the "Company")


The undersigned certifies that he/she/it is the owner of securities (other than debt instruments) of the Company, and requests that he/she/it be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.


-------------------------------------------------
Name (Please print)


-------------------------------------------------
Address


-------------------------------------------------
City/Province (or State)/Postal Code


------------------------------------------------      --------------------------
Signature of shareholder, or if shareholder is a      Dated
company, signature of authorized signatory.


PLEASE COMPLETE AND RETURN THIS DOCUMENT ALONG WITH YOUR PROXY IN THE ATTACHED ENVELOPE OR AS INDICATED below. AS THE SUPPLEMENTAL LIST WILL BE UPDATED EACH YEAR, A RETURN CARD WILL BE REQUIRED FROM YOU ANNUALLY IN ORDER FOR YOUR NAME TO REMAIN ON THE LIST.


                          International Absorbents Inc.
                          1569 Dempsey Road
                          North Vancouver, British Columbia, Canada V7K 1S8


                          Tel:  (604) 681-6181
                          Fax:  (604) 904-4105